UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2021

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Capital Southwest Corporation (the “Company”) held the 2021 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) on July 28, 2021. Shareholders of record at the close of business on June 1, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 21,023,624 shares of common stock outstanding and entitled to vote. A quorum consisting of 14,934,547 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

The following four proposals were voted on at the Annual Meeting: (1) the election of seven directors to serve until the 2022 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified; (2) the approval of, on an advisory basis, the compensation of the Company’s named executive officers; (3) the approval of the Capital Southwest Corporation 2021 Employee Restricted Stock Award Plan and (4) the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The following seven (7) directors were elected to serve until the 2022 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christine S. Battist	8,583,633	128,914	6,222,000
David R. Brooks	8,510,267	202,280	6,222,000
Bowen S. Diehl	8,626,998	85,549	6,222,000
Jack D. Furst	8,625,556	86,991	6,222,000
T. Duane Morgan	8,618,111	94,436	6,222,000
Ramona Rogers-Windsor	8,587,341	125,206	6,222,000
William R. Thomas	8,563,745	148,802	6,222,000

Proposal 2. The compensation of the Company’s named executive officers as disclosed and discussed in the proxy statement relating to the Annual Meeting was approved on an advisory basis by the following vote:

Votes For	8,019,641
Votes Against	371,648
Abstentions	321,258
Broker Non-Votes	6,222,000

Proposal 3. The approval of the Capital Southwest Corporation 2021 Employee Restricted Stock Award Plan was approved by the following vote:

Votes For	7,983,396
Votes Against	436,926
Abstentions	292,225
Broker Non-Votes	6,222,000

Proposal 4. The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022 was approved by the following vote:

Votes For	14,804,208
Votes Against	35,484
Abstentions	94,855

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2021

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer